UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Seccurities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 11, 2006

Southwest Airlines Co.
__________________________________________
(Exact name of registrant as specified in its charter)

Texas	1-7259	74-1563240
_____________________	_____________	______________
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

P. O. Box 36611, Dallas, Texas	75235-1611
_________________________________	___________
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (214) 792-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

As disclosed in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2006, Southwest Airlines Co. (“the Company”) adopted the Financial Accounting Standards Board (FASB) SFAS 123R, “Share-Based Payment” (SFAS 123R) effective January 1, 2006 which requires that all stock-based compensation, including grants of Employee stock options, be accounted for using a fair-value-based method. The Company elected to adopt SFAS 123R using the modified retrospective method under which prior years’ results have been revised to give effect to the value of options granted in fiscal years beginning on or after January 1, 1995.

In addition, in first quarter 2006, the Company began transitioning the maintenance program for performing planned airframe maintenance on its fleet of 737-300 and 737-500 aircraft. Due to the change in the nature of the maintenance activities performed, the Company changed its method of accounting for scheduled airframe and inspection repairs for 737-300 and 737-500 aircraft from the deferral method to the direct expense method, effective January 1, 2006. Under the deferral method, scheduled airframe and inspection repairs were capitalized and amortized as a component of Maintenance, materials and repairs expense in the Consolidated Statement of Income; under the direct expense method, scheduled airframe and inspection repairs are expensed as incurred. The Company recorded the change in accounting in accordance with Statement of Financial Accounting Standards No. 154, Accounting Changes and Error Corrections (SFAS 154), which was effective for calendar year companies on January 1, 2006. SFAS 154 requires that all elective accounting changes be made on a retrospective basis.

The Company is providing this Form 8-K to present only those sections in its Form 10-K filing for the fiscal year ended December 31, 2005, that are conformed for the adoption of the accounting changes described above. For reference, the Company has included the entire text of the affected sections. Other than as presented here, the sections of the Form 10-K for year ended December 31, 2005 remain as previously filed. This Form 8-K does not purport to provide an update or a discussion of any other developments at the Company subsequent to the original Form 10-K filing.

These financial statements, conformed for the changes, will become the historical financial statements of Southwest Airlines Co. for currently open and future filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST AIRLINES CO.

August 11, 2006	By	/s/ Laura Wright

Laura Wright
Chief Financial Officer
(Principal Financial and
Accounting Officer)

Exhibit Index

Exhibit No.	Description

99.1	Management’s Discussion and Analysis of Financial Condition and Results of Operations.
99.2	Financial Statements and Supplementary Data.
99.3	Selected Financial Data.
99.4	Consent of Independent Registered Public Accounting Firm.
99.5	Condensed Consolidated Third and Fourth Quarter 2005 Statement of Income (as adjusted).